Bridge Builder Municipal Bond Fund

Summary Prospectus

Ticker: BBMUX	October 28, 2026

Before you invest, you may want to review the Fund’s Prospectus, which contains more information about the Fund and its risks. You can find the Fund’s Prospectus, Statement of Additional Information and other information about the Fund online at:

www.bridgebuildermutualfunds.com/literature

You may also obtain this information at no cost by calling 1-855-823-3611 or by e-mail at bridgebuilder@edwardjones.com. The Fund’s Prospectus and Statement of Additional Information, each dated October 28, 2026, are incorporated by reference into this Summary Prospectus.

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SUMMARY SECTION

Bridge Builder Municipal Bond Fund

Investment Objective

The investment objective of the Bridge Builder Municipal Bond Fund (the “Fund” or the “Municipal Bond Fund”) is to provide current income exempt from federal tax, with a secondary goal of preservation of investment principal.

Fees and Expenses of the Fund

The following table describes the fees and expenses that you may pay if you buy, hold and sell shares of the Fund. You may pay other fees, such as annual program or administrative fees for participating in an Edward D. Jones & Co., L.P. (“Edward Jones”) sponsored investment advisory program (an “Advisory Program”), which are not reflected in the table and examples below.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees(1)	0.36%
Distribution and Service (12b-1) Fees	None
Other Expenses(2)	0.02%

Total Annual Fund Operating Expenses	0.38%
Less Waivers(1)	(0.26)%

Net Annual Fund Operating Expenses	0.12%

(1)

Olive Street Investment Advisers, LLC (the “Adviser”) has contractually agreed, until at least October 28, 2027, to waive its management fees to the extent management fees to be paid to the Adviser exceed the management fees the Fund is required to pay the Fund’s sub-advisers (i.e., the Adviser does not receive any management fees from the Fund as a result of its waivers). This contractual agreement may not be terminated by the Adviser without the consent of the Board of Trustees (the “Board”) of Bridge Builder Trust (the “Trust”), except that the Adviser may terminate the agreement upon written notice to the Trust, effective as of the end of the expense limitation period ending October 28, 2027, if written notice is provided to the Trust by or before a date agreed to by the Board. Such waivers are not subject to reimbursement by the Fund.

(2)	Other Expenses include acquired fund fees and expenses less than 0.01%.

Example

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the Fund’s operating expenses remain the same (taking into account the Adviser’s agreement to waive management fees until October 28, 2027). Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$12	$96	$187	$455

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the Example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 23% of the average value of its portfolio.

Principal Investment Strategies

The Fund invests, under normal market conditions, at least 80% of its net assets (plus the amount of borrowings for investment purposes) in municipal securities of any maturity or duration whose interest is exempt from federal income tax. These municipal securities include debt obligations issued by or on behalf of a state or local entity or other qualifying issuer that pay interest that is, in the opinion of bond counsel to the issuer, generally excludable from gross income for federal income tax purposes (except that the interest may be includable in taxable income for certain taxpayers subject to the federal alternative minimum tax (“Federal AMT”)). Municipal securities may be obligations of a variety of issuers, including state or local entities or other qualifying issuers. Issuers may be states, territories, and possessions of the United States and the District of Columbia and their political subdivisions, agencies, and instrumentalities. Municipal securities may also include, but are not limited to, municipal bonds related to financing projects such as those relating to education, healthcare, and transportation.

The Fund may invest in municipal securities rated below investment grade, also known as “junk bonds,” or in unrated municipal securities that a sub-adviser of the Fund believes are of comparable quality. Investment grade securities are those securities that are rated at or above Baa3 by Moody’s Investors Service, Inc. (“Moody’s”), BBB- by Standard & Poor’s Corporation (“S&P”) or Fitch Ratings (“Fitch”), or an equivalent rating by another nationally recognized securities rating organization (“NRSRO”), or securities that are unrated but deemed by the sub-adviser to be comparable in quality to instruments that are so rated. If a security is rated differently by multiple NRSROs, the Fund treats the security as being rated in the highest rating category received from an NRSRO. For purposes of the Fund’s 80% investment policy, the Fund may also invest in zero coupon bonds, which are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature.

The Fund may purchase or sell securities which it is eligible to purchase or sell, including but not limited to municipal securities in which the Fund may invest for purposes of its 80% investment policy, on a when-issued and delayed-delivery basis and may make contracts to purchase or sell such securities for a fixed price at a future date beyond normal settlement time (forward commitments). The purchase or sale of securities on a when-issued basis or on a delayed delivery basis or through a forward commitment involves the purchase or sale of securities by the Fund at an established price with payment and delivery taking place in the future. The Fund also invests in U.S. Treasury futures and may buy or sell futures to hedge exposure to risk factors, for speculative purposes or as a substitute for investing in conventional fixed income securities. In addition, the Fund may invest in privately issued securities (e.g., Rule 144A securities) and other investment companies, including open-end or closed-end investment companies and exchange-traded funds (“ETFs”) that have characteristics that are consistent with the Fund’s investment strategies.

The Fund’s portfolio is constructed by combining the investment styles and strategies of multiple sub-advisers that have been or will be retained by the Adviser (each a “Sub-adviser”). Each Sub-adviser may use both its own proprietary and external research and securities selection processes to manage its allocated portion of the Fund’s assets.

Portfolio securities may be sold at any time. Sales may occur when a Sub-adviser seeks to take advantage of what a Sub-adviser considers to be a better investment opportunity, when a Sub-adviser believes the portfolio securities no longer represent relatively attractive investment opportunities, when a Sub-adviser perceives deterioration in the credit fundamentals of the issuer, or when a Sub-adviser believes that it would be appropriate to do so in order to readjust the duration or asset allocation of its portion of the Fund’s investment portfolio.

The Adviser is responsible for determining the amount of Fund assets allocated to each Sub-adviser. The Adviser allocates Fund assets to the following Sub-advisers: Robert W. Baird & Co. Incorporated (“Baird”), BlackRock Investment Management, LLC (“BlackRock”), FIAM LLC (“FIAM”), and MacKay Shields LLC (“MacKay Shields”). The Adviser may adjust allocations to the Sub-advisers at any time or make recommendations to the Board with respect to the hiring, termination, or replacement of a Sub-adviser. Below is a summary of each Sub-adviser’s principal investment strategies.

Baird’s Principal Investment Strategies

The foundation of Baird’s strategy is a focus on seeking to control risk. With the belief that the bond market is efficient over time in discounting interest rate risk, making interest rate timing extremely difficult to consistently forecast over time, a key tenet of Baird’s strategy is to manage its allocated portion of the Fund on a duration-neutral basis relative to its selected benchmark, the Bloomberg Municipal Bond Index (with maturities ranging from 1 – 30 years). Baird then seeks to add incremental return on a consistent basis through an in-depth, research-driven approach, identifying and capturing relative value opportunities in less efficient areas of the market. These include positioning along the yield curve on a duration-neutral basis overall, credit, sector, and subsector weightings – all relative to the benchmark – while also focusing on security selection and efficient trade execution. Typically, Baird’s strategy also seeks to have an income advantage relative to the benchmark as a means of adding incremental return.

BlackRock’s Principal Investment Strategies

BlackRock takes a top-down, bottom-up approach with a flexible investment framework in managing its allocated portion of the Fund’s assets. The investment process begins with setting a macro-outlook and broad strategy guidelines around credit, duration, yield curve, structure, and liquidity. Portfolio management works closely with BlackRock’s credit research team to determine which sectors of the municipal market provide the most value and should be overweight and which should be underweight. Once a sector view is established, BlackRock’s credit research team works to identify securities that provide the best risk reward profile. BlackRock’s security selection process is based on its relative value outlook and the quantitative assessment of the security and portfolio. In managing its allocated portion of the Fund’s assets, BlackRock seeks total return derived primarily from coupon interest, and secondarily, capital appreciation.

FIAM’s Principal Investment Strategies

FIAM uses a municipal bond index as a guide in structuring and selecting its investments for its allocated portion of the Fund’s assets. This municipal bond index represents FIAM’s view of how the portfolio’s competitive universe will perform over time. This index is a market value-weighted index of short to intermediate investment-grade fixed-rate municipal bonds. FIAM considers a variety of factors when selecting investments, including the credit quality of issuers, security-specific features, current valuations relative to alternatives in the market, short-term trading opportunities resulting from market inefficiencies, and potential future valuations. In managing the portfolio’s exposure to various risks, including interest rate risk, FIAM also considers the market’s overall risk characteristics, current pricing of those risks, and internal views of potential future market conditions.

MacKay Shields’ Principal Investment Strategies

MacKay Shields’ relative-value investment strategy combines a top-down macro view with bottom-up credit research driven security selection. MacKay Shields’ investment discipline begins by outlining a macro view of the economy, interest rates, inflation and both national and regional political concerns. The top-down component guides decisions relating to the Fund’s credit distribution, sector distribution, state exposure and yield curve positioning. The investment strategy seeks to maintain duration neutrality, typically expressed as a range around the duration of the relevant benchmark. MacKay Shields’ approach is driven by fundamental bottom-up security analysis using deep credit research and spread analysis. In doing so, the investment process seeks to identify mispricings and opportunities for total return with an emphasis and focus on risk management.

Principal Risks

Since the Fund holds securities with fluctuating market prices, the value of the Fund’s shares varies as its portfolio securities increase or decrease in value. Therefore, the value of your investment in the Fund could go down as well as up. You may lose money by investing in the Fund. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The principal risks affecting the Fund that can cause a decline in value are set forth below. The risks are ordered in alphabetical order after the first five risks, although the order of the risk factors does not indicate the significance of any particular risk factor. Any additional risks associated with the Fund’s non-principal investments are described in the Statement of Additional Information (“SAI”). The SAI also provides additional information about the risks associated with the Fund’s principal investments described herein.

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Market Risk. The overall market may perform poorly or the returns from the securities in which the Fund invests may underperform returns from the general securities markets, a particular securities market, or other types of investments. A variety of factors can influence underperformance and can have a significant impact on the Fund and its investments, including regulatory events, inflation, interest rates, government defaults, government shutdowns, war, regional conflicts, acts of terrorism, social unrest, the imposition of tariffs, trade disputes and substantial economic downturn or recessions. In addition, the impact of any epidemic, pandemic, natural disaster, spread of infectious illness or other public health issue, or widespread fear that such events may occur, could negatively affect the global economy, as well as the economies of individual countries, the financial performance of individual companies and sectors, and the markets in general in significant and unforeseen ways. Any such impact could adversely affect the prices and liquidity of the securities and other instruments in which the Fund invests, which in turn could negatively impact the Fund’s performance and cause losses on your investment in the Fund.

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Interest Rate Risk. The value of fixed income securities may decline because of increases in interest rates or rise because of decreases in interest rates. The value of a fixed income security with greater duration will be more sensitive to changes in interest rates than a similar security with shorter duration. The prices of fixed income securities with shorter duration generally will be less affected by changes in interest rates than the prices of fixed income securities with greater duration. A low interest rate environment may present greater interest rate risk, because there may be a greater likelihood of rates increasing and rates may increase more rapidly. Fluctuations in interest rates may also affect the liquidity of the fixed-income securities held by the Fund. As a result, it is possible that the Fund would, during these conditions, maintain a substantial portion of its assets in cash, on which it may earn little, if any, income. Changes in monetary policy made by central banks and/or their governments or changes in economic conditions may affect the level of interest rates, which could have sudden or unpredictable effects on the markets. A sudden or unpredictable rise or decline in interest rates may cause volatility and reduced liquidity in the markets, which could make it more difficult for the Fund to sell its investments at a time when it may be advantageous to do so and could cause the value of the Fund’s investments to decline, potentially suddenly and significantly.

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Credit Risk. Credit risk is the risk that the issuer of a bond will fail to make payments when due or default completely. If the issuer of the bond experiences an actual or anticipated deterioration in credit quality, the price of the bond may be negatively impacted. The degree of credit risk depends on the financial condition of the issuer and the terms of the bond.

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Municipal Securities Risk. The value of the Fund’s investments in municipal securities may be adversely affected by unfavorable legislative or political developments and economic developments that impact the financial condition of municipal issuers. For example, a credit rating downgrade, bond default, or bankruptcy involving an issuer within a particular state or territory could affect the market values and marketability of many or all municipal obligations of that state or territory. Additionally, the relative amount of publicly available information about the financial condition of municipal securities issuers is generally less than that for corporate securities.

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Active Management Risk. The Fund is actively managed with discretion and may underperform market indices, including relevant benchmark indices, or other mutual funds with similar investment objectives.

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Counterparty Risk. When the Fund enters into an investment contract, such as a derivative or a repurchase agreement, the Fund is exposed to the risk that the other party may be unable or unwilling to fulfill its obligations, which could adversely impact the value of the Fund.

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Derivatives Risk. An investment in derivatives (such as futures contracts) may not perform as anticipated by the Sub-advisers, may not be able to be closed out at a favorable time or price, or may increase the Fund’s volatility. Derivatives may create investment leverage so that when a derivative is used as a substitute for or alternative to a direct cash investment, the transaction may not provide a return that corresponds precisely with that of the cash investment, or when used for hedging purposes, the derivative may not provide the anticipated protection, causing the Fund to lose money on both the derivative and the exposure the Fund sought to hedge. Increases and decreases in the value of the Fund’s portfolio may be magnified when the Fund uses leverage. Derivatives are also subject to correlation risk, which is the risk that changes in the value of the derivative may not correlate perfectly with the underlying asset, rate or index. The Fund’s use of derivatives is also subject to market risk, which is described above, and liquidity risk, which is described below.

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High Yield Securities Risk. High yield, or “junk,” securities involve greater risks of default or downgrade and are more volatile than investment grade securities because the prospect for repayment of principal and interest of these securities is speculative. High-yield securities also may be less liquid than higher quality investments. These securities may offer higher returns, but there is no guarantee that an investment in these securities will result in a high rate of return.

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Investment Company and Exchange-Traded Fund Risk. An investment company, including an ETF, in which the Fund invests may not achieve its investment objective or execute its investment strategies effectively. Large purchase or redemption activity by shareholders of such an investment company might negatively affect the value of the investment company’s shares. The Fund must also pay its pro rata portion of an investment company’s fees and expenses.

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Investment Strategy Risk. There is no assurance the Fund’s investment objective will be achieved. Investment decisions may not produce the expected results. The value of the Fund may decline, and the Fund may underperform other funds with similar objectives or strategies.

●	Issuer-Specific Risk. The value of an individual security or particular type of security can be more volatile than, and can perform differently from, the market as a whole or other similar securities.

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Liquidity Risk. Low trading volume, a lack of a market maker, or contractual or legal restrictions may limit the Fund’s ability to value securities or prevent the Fund from selling securities or closing derivative positions at desirable times or prices.

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Multi-Manager and Multi-Style Management Risk. The Fund allocates its assets to multiple Sub-advisers believed to have complementary styles. These investment styles, at times, may not be complementary and could result in more exposure to certain types of securities. Because portions of the Fund’s assets are managed by different Sub-advisers using different styles, the Fund could engage in overlapping or conflicting securities transactions. Overlapping transactions could lead to multiple Sub- advisers purchasing the same or similar securities at the same time, potentially leading to the Fund holding a more concentrated position in these securities. Conversely, certain Sub-advisers may be purchasing securities at the same time other Sub-advisers may be selling those same securities, which may lead to higher transaction expenses compared to a fund using a single investment management style.

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Municipal Revenue Bond Risk. Municipal revenue bonds are used to finance municipal projects that generate revenue. These types of bonds may be more sensitive to adverse economic, business or political developments than other types of municipal bonds. In addition, if the specified revenues from a project do not materialize, there is a risk that the bonds may not be repaid. As a result, the municipal revenue bonds in which the Fund invests may entail greater credit risk than the Fund’s investments in other types of municipal bonds. Moreover, a change that affects one project, such as proposed legislation on the financing of the project, a shortage of the materials needed for the project, or a declining need for the project, would likely affect all similar projects, thereby increasing the Fund’s market risk.

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Prepayment and Extension Risk. When interest rates fall, issuers of higher-coupon debt obligations, as well as issuers of callable bonds, may pay off the debts earlier than expected (prepayment risk), and the Fund may have to reinvest the proceeds at lower yields. When interest rates rise, issuers of lower-coupon debt obligations may pay off the debts later than expected (extension risk), thus keeping the Fund’s assets tied up in lower-coupon debt obligations.

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Private Activity Bonds Risk. Municipalities and other public authorities issue private activity bonds to finance development of industrial facilities for use by a private enterprise. The private enterprise pays the principal and interest on the bond and the issuing authority does not pledge its full faith, credit, and taxing power for repayment. The private enterprise can have a substantially different credit profile than the municipality or public authority. The Fund’s investments in private activity bonds may subject certain shareholders to the Federal AMT.

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Privately Issued Securities Risk. Investments in privately issued securities (e.g., Rule 144A securities) may be less liquid than in publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by the Fund or less than what may be considered the fair value of such securities. Furthermore, companies with securities that are not publicly traded are not subject to the disclosure and other investor protection requirements that might be applicable if the securities were publicly traded.

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Quantitative Investing Risk. To the extent that a Sub-adviser’s investment strategy uses a quantitative investment model to evaluate and recommend investment decisions for the Fund, the Fund can perform differently from the market as a whole based on the factors used in the model, the weight placed on each factor and changes from the factors’ historical trends. Due to the significant role technology plays in a quantitative model, use of a quantitative model carries the risk of potential issues with the design, coding, implementation or maintenance of the computer programs, data and/or other technology used in the quantitative model. These issues could negatively impact investment returns.

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Redemption Risk. The Fund may experience losses or realize taxable gains when selling securities to meet redemption requests. This risk is greater for larger redemption requests or redemption requests during adverse market conditions. Large redemptions of the Fund’s shares may force the Fund to sell securities at times when it would not otherwise do so and may cause the Fund’s portfolio turnover rate and transaction costs to rise, which may negatively affect the Fund’s performance and have adverse tax consequences for Fund shareholders.

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Regulatory and Judicial Risk. The regulation of securities markets, transactions and portfolio companies is subject to change. Such regulatory changes and judicial actions could have a substantial adverse effect on the Fund’s performance.

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Reinvestment Risk. Cash flows from fixed income securities are generally reinvested at current market rates. A decline in market rates may result in less attractive reinvestment opportunities and affect the Fund’s ability to meet its investment objective.

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Tax and Federal AMT Risk. The Fund will rely on the opinion of issuers’ bond counsel and, in the case of derivative securities, sponsors’ counsel, on the tax-exempt status of interest on municipal bond obligations and payments under tax-exempt derivative securities. Neither the Fund nor its Adviser or Sub-advisers will independently review the bases for those tax opinions, which may ultimately be determined to be incorrect and subject the Fund and its shareholders to substantial tax liabilities. Certain shareholders subject to the Federal AMT may be required to report the Fund’s exempt interest distributions in determining their Federal AMT. Exempt-interest dividends may affect the federal corporate alternative minimum tax for certain corporations. The Fund may also not be a suitable investment for individual retirement accounts and other tax-deferred arrangements.

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U.S. Government Securities Risk. U.S. government obligations are affected by changes or expected changes in interest rates, among other things. While U.S. Treasury obligations are backed by the full faith and credit of the U.S. government, such obligations are still subject to credit risk. Securities issued or guaranteed by federal agencies or authorities or U.S. government sponsored instrumentalities or enterprises may or may not be backed by the full faith and credit of the U.S. government. Moreover, some securities are neither insured nor guaranteed by the U.S. government. The U.S. Department of the Treasury has the authority to provide financial support to certain of these debt obligations, but no assurance can be given that the U.S. government will do so. From time to time, controversy or uncertainty regarding the status of negotiations in the U.S. government to increase the statutory debt ceiling and/or failure to increase the statutory debt ceiling could increase the risk that the U.S. government may default on payments on certain U.S. government securities (including those held by the Fund), cause the credit rating of the U.S. government to be downgraded or increase volatility in financial markets, result in higher interest rates, reduce prices of U.S. Treasury securities and/or increase the costs of certain kinds of debt, all of which could have a material adverse impact on the Fund.

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Valuation Risk. Certain investments held by the Fund are generally valued using evaluated prices and fair values of certain of the Fund’s investments provided by third-party independent pricing services or, in some cases, using evaluated prices provided by dealers or the Adviser’s Valuation Committee using fair valuation methodologies. The evaluated prices used by the Fund may be different from the evaluated prices or fair value used by other mutual funds or from the evaluated prices at which certain Fund’s investments are actually bought and sold. The evaluated prices and fair value of certain Fund’s investments may be subject to frequent and significant change and will vary depending on the information that is available to the pricing services providing the evaluated prices and the Adviser when it determines the fair value of the investments.

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When-Issued, Delayed Delivery, and Forward Commitment Transactions Risk. When-issued transactions, delayed delivery purchases, and forward commitments involve a risk of loss if the value of the securities declines prior to the settlement date. Therefore, these transactions may result in a form of leverage and increase the Fund’s overall investment exposure. When the Fund has sold a security on a when-issued, delayed delivery, or forward commitment basis, the Fund does not participate in future gains or losses with respect to the security. These transactions are also subject to counterparty risk, which is described above.

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Zero Coupon Bonds Risk. The value of zero-coupon bonds is subject to greater fluctuation in response to changes in market interest rates than the value of bonds which make regular payments of interest. Even though zero-coupon bonds do not pay current interest in cash, the Fund is required to accrue interest income on such investments and may be required to distribute that income at least annually to shareholders. Thus, the Fund could be required at times to liquidate other investments in order to satisfy its dividend requirements.

Performance

The accompanying bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s year-to-year performance and the table shows how the Fund’s average annual total returns for one, five and ten years compared to that of a broad measure of market performance and a more narrowly based index that reflects the market sectors in which the Fund invests. The performance information shown here reflects only Fund performance and does not reflect annual program or administrative fees you may be charged for participating in an Advisory Program. See the Fund’s website www.bridgebuildermutualfunds.com/literature for updated performance information. The Fund’s past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future.

Year-by-Year Total Returns

Calendar Year Ended December 31

Quarterly Returns
Highest (quarter ended December 31, 2023)	6.23%
Lowest (quarter ended March 31, 2022)	-5.51%

The performance information shown above is based on a calendar year. The Fund’s performance (before taxes) from 1/1/26 to 9/30/26 was -3.01%.

Average Annual Total Returns

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on the investor’s tax situation and may differ from those shown. The after-tax returns shown are not relevant to investors who hold their shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. Returns after taxes on distributions and sale of Fund shares may be higher than before-tax returns when a net capital loss occurs upon the redemption of Fund shares.

Average Annual Total Return as of December 31, 2025
	1 Year	5 Years	10 Years

Return Before Taxes	5.09%	1.44%	2.45%

Return After Taxes on Distributions	5.02%	1.40%	2.42%

Return After Taxes on Distributions and Sale of Fund Shares	4.76%	1.74%	2.45%
Bloomberg Municipal Bond Index (reflects no deductions for fees, expenses or taxes)	4.25%	0.80%	2.34%
Bloomberg Municipal 1-15 Year Index (reflects no deduction for fees, expenses or taxes)	5.18%	1.16%	2.27%

The Bloomberg Municipal Bond Index is an unmanaged broad-based total return index composed of approximately 40,000 investment grade, fixed rate and tax-exempt issues, with a remaining maturity of at least one year. The Bloomberg Municipal 1-15 Year Index is a subset of the Bloomberg Municipal Bond Index covering only maturities between 1 and 17 years. The Bloomberg Municipal Bond Index is an unmanaged index composed of tax-exempt bonds with maturities greater than one year and a minimum credit rating of Baa. Index returns reflect the change in value, principal payments and interest of bonds in the index. The Fund’s portfolio holdings may differ significantly from the securities held in the relevant index and, unlike a mutual fund, the performance of an unmanaged index does not reflect deductions for transaction costs, taxes, management fees or other expenses. You cannot invest directly in an index.

Fund Management

Olive Street Investment Advisers, LLC is the investment adviser for the Fund.

Sub-advisers and Portfolio Managers

The Adviser allocates Fund assets for each investment strategy to the following Sub-advisers, which allocations may be adjusted at any time:

Baird
Portfolio Managers	Position with Baird	Length of Service to the Fund
Duane A. McAllister, CFA	Managing Director, Co-Lead Municipal Sector and Senior Portfolio Manager	Since September 2024
Lyle J. Fitterer, CFA	Managing Director, Co-Lead Municipal Sector and Senior Portfolio Manager	Since September 2024
Gabriel G. Diederich, CFA	Managing Director and Portfolio Manager	Since September 2024
Erik R. Schleicher, CFA	Managing Director and Portfolio Manager	Since September 2024
Joseph J. Czechowicz, CFA	Managing Director and Portfolio Manager	Since September 2024
Wendy S. Casetta	Managing Director and Portfolio Manager	Since October 2026

BlackRock
Portfolio Managers	Position with BlackRock	Length of Service to the Fund
Michael Kalinoski, CFA	Director	Since October 2018
Kevin Maloney, CFA	Managing Director	Since October 2018

FIAM
Portfolio Managers	Position with FIAM	Length of Service to the Fund
Cormac Cullen	Portfolio Manager	Since October 2017
Elizah McLaughlin, CFA	Portfolio Manager	Since September 2018
Michael Maka, CFA	Portfolio Manager	Since March 2020

MacKay Shields
Portfolio Managers	Position with MacKay Shields	Length of Service to the Fund
Robert DiMella, CFA	Senior Portfolio Manager and Executive Managing Director	Since January 2021
David Dowden	Senior Portfolio Manager and Managing Director	Since January 2021
Michael Denlinger, CFA	Portfolio Manager, Trader and Managing Director	Since January 2021
Matthew Hage	Portfolio Manager, Trader and Managing Director	Since October 2024

Purchase and Sale of Fund Shares

Fund shares are currently available to investors participating in an Advisory Program, as well as current and former Trustees of the Trust. Edward Jones, in its sole discretion, may determine the eligibility requirements of the Fund with respect to investors in an Advisory Program. Please discuss your eligibility to invest in the Fund with your Edward Jones financial advisor.

Advisory Program investors may purchase and sell or redeem Fund shares only from Edward Jones through an Advisory Program. Current and former Trustees of the Trust may purchase and sell or redeem shares directly. There are no initial or subsequent minimum purchase amounts for the Fund. You may purchase or redeem shares of the Fund on any day the New York Stock Exchange (“NYSE”) is open.

Tax Information

The Fund generally intends to distribute income that is exempt from federal income tax; however, the Fund’s distributions may be subject to the Federal AMT, federal income, or capital gains taxation. The Fund may not be a suitable investment for individual retirement accounts and other tax-deferred arrangements.